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                                                                     EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-135612) of H. J. Heinz Company of our report dated May 12, 2008 relating to the financial statements and supplemental schedule of H. J. Heinz Company Employees Retirement and Savings Plan, which appears in this Form 11-K.


                                              /s/  PricewaterhouseCoopers LLP




Pittsburgh, Pennsylvania
May 12, 2008






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